Exhibit 99.35

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
January 31, 1999



Expected B Maturity 7/15/2003


Blended Coupon 5.7962%


Excess Protection Level
3 Month Average   5.88%
January, 1999   5.85%
December, 1998   5.97%
November, 1998   5.81%


Cash Yield18.21%


Investor Charge Offs 4.95%


Base Rate 7.41%


Over 35 Day Delinquency 5.29%


Seller's Interest 8.19%


Total Payment Rate14.12%


Total Principal Balance$40,086,865,639.98


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$3,284,946,121.49